Acquisition	12 Months Ended
Dec. 31, 2017
Acquisition
Acquisition

3.Acquisition

a)Acquisition of Jiuzhou Yichang

On March 11, 2016, the Company signed a share transfer contract with Jiuzhou Fangyuan New Energy Co. Ltd. (“Jiuzhou Fangyuan”), in which the Company would acquire 100% of shares of Jiuzhou Yichang, which is engaged in solar projects business. The consideration of the acquisition is RMB 150,000. The acquisition transaction was completed in June 2016. This transaction was accounted as a business combination under ASC 805. The result of the acquired entity’s operations has been included in the consolidated financial statements of the Company since the acquisition date. On the acquisition date, the allocation of the purchase price of the assets acquired and liabilities assumed based on their fair values was as follows:

As of June 30, 2016
RMB
Assets acquired:
Cash and cash equivalents	2,108
Other current assets	31,032
Project assets (1)	200,187

Total assets acquired	233,327

Liabilities
Accounts payable	13,553
Other liabilities	69,774

Total liabilities assumed	83,327

Total fair value of net assets	150,000

(1)The fair value of project assets was recognized and measured at fair value using discounted future cash flow method.

As of December 31, 2017, the Company has paid RMB 110,000 for the consideration. The unpaid consideration of RMB 40,000 is payable on demand and is recorded as a current liability accordingly. Based on the Company’s assessment, the revenue and net earnings of Jiuzhou Yichang were not considered material to the Company both individually and in aggregate for the year ended December 31, 2016. Pro forma results of operations for the acquisitions described above have not been presented because they are not material to the consolidated statements of operations and comprehensive income, either individually or in aggregate.